EXHIBIT 23




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated February 6, 1997, included in this Form 10-KSB, into the Company's previously filed Registration Statement File Nos. 333-14531 and 333-18931 on Form S-8.



Portland, Oregon
March 31, 1997


                                          /s/ ARTHUR ANDERSEN LLP